[USAA(R) logo appears here.]







                                USAA INCOME Fund





                                        [Image appears here.]






                    Annual Report

----------------------------------------------------------
    July 31, 2001

Table of CONTENTS
--------------------------------------------------------------------------------


      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGER'S COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            14

      SHAREHOLDER VOTING RESULTS                                      15

      FINANCIAL INFORMATION

         Independent Auditors' Report                                 18

         Portfolio of Investments                                     19

         Notes to Portfolio of Investments                            23

         Statement of Assets and Liabilities                          24

         Statement of Operations                                      25

         Statements of Changes in Net Assets                          26

         Notes to Financial Statements                                27

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.


--------------------------------------------------------------------------------------
         EQUITY                         MONEY MARKET                    INDEX
--------------------------------------------------------------------------------------
     Aggressive Growth                  Money Market           Extended Market Index
(CLOSED TO NEW INVESTORS)
                                  Tax Exempt Money Market        Global Titans Index
      Capital Growth
                                Treasury Money Market Trust       Nasdaq-100 Index
     Emerging Markets
                                     State Money Market             S&P 500 Index
    First Start Growth
                                ------------------------------------------------------
          Gold                         TAXABLE BOND                ASSET ALLOCATION
(ON OCTOBER 1, 2001, THE        ------------------------------------------------------
FUND'S NAME WILL BE CHANGED TO
PRECIOUS METALS AND MINERALS.)          GNMA Trust                Balanced Strategy

         Growth                  High-Yield Opportunities       Cornerstone Strategy

     Growth & Income                     Income                Growth and Tax Strategy

      Income Stock                Intermediate-Term Bond           Growth Strategy

      International                   Short-Term Bond              Income Strategy

  Science & Technology          ---------------------------
                                      TAX-EXEMPT BOND
     Small Cap Stock            ---------------------------

         Value                           Long-Term

     World Growth                    Intermediate-Term

                                        Short-Term

                                     State Bond/Income
--------------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                                   INFORMATION

               Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this practice eliminates duplicate copies, saving paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:


               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours


               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA INCOME FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.


               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT


[Photograph of the President and Vice
Chairman of the Board, Christopher W.
Claus, appears here.]                          "WE AT USAA INVESTMENTS
                                           ARE WATCHING ECONOMIC INDICATORS
                                             CLOSELY FOR POSITIVE CHANGES
                                                   IN THE ECONOMY."


--------------------------------------------------------------------------------

               At the end of your Fund's annual report period, we were in the midst of a summer marked by poor market conditions and signs of a flagging economy, including weak corporate earnings and substantial work force reductions by companies nationwide. It was indeed a long, hot summer--one that continued a period of uneasiness that began more than a year ago. The question is, Have we seen the bottom?

               At this point, we believe the market is also unsure whether the economy has truly bottomed out and is on its way to recovery. We think that, understandably, the market still has a healthy skepticism about the state of our economy.

               Although no one can truly predict the timing of market swings, we know from history that poor markets do not last forever. We at USAA Investments are watching economic indicators closely for positive changes in the economy.

 ...CONTINUED
--------------------------------------------------------------------------------

               As of this writing, the Federal Reserve Board (the Fed) had reduced the federal funds rate seven times since January 2001, bringing it down to 3.5%--the lowest rate since spring 1994. Typically, a six- to 12-month lag exists between a Fed rate cut and its impact on our economy. We hope to see the increasingly stimulative effects of these cuts over the next several months.

               Another element contributing to potential recovery is the aggressive tax relief plan launched by the federal government. This significant tax cut has resulted in income tax rebates for consumers and lower tax brackets, which will be reduced even further over the next several years.

               Potential outcomes of these economic stimulators include growth in the gross domestic product (GDP), lower unemployment levels, a boost in consumer confidence, and improved corporate earnings.

               In our view, the key factor that could slow a recovery is a continued lull in corporate earnings and, consequently, capital spending. If this lull persists, it will continue to make life tough for technology companies and related industries. In short, the slump could continue until corporate America gains enough confidence to start spending again.

               There are, however, some signs that a recovery may happen sooner rather than later. The index of leading economic indi-


               THE INDEX OF LEADING ECONOMIC INDICATORS IS A COMPOSITE INDEX COMPILED BY THE U.S. DEPARTMENT OF COMMERCE THAT TRACKS PREVIOUSLY REPORTED DATA OF 11 LEADING INDICATORS, INCLUDING (BUT NOT LIMITED TO) BUILDING PERMITS, CAPITAL GOODS ORDERS, AVERAGE WORK WEEK, AND CONSUMER GOODS ORDERS. THE INDEX ATTEMPTS TO MEASURE OR PREDICT FUTURE ECONOMIC ACTIVITY.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               cators rose in July for the fourth consecutive month. Although it is not a perfect indicator, a three-month consecutive rise in this index typically has signaled the beginning of economic recovery or expansion. In addition, the purchasing managers' index (PMI), which reflects conditions in the economy's manufacturing sector, rose significantly in August to a level consistent with 1.9% real GDP growth. If economic stimulators are successful and these indexes are correct, we could see improvements late in the fourth quarter of 2001 or in the first quarter of 2002.

               Whatever the market situation, we are committed to providing our perspectives on the market and other information that may help you determine and plan your investment goals. We'll work hard to earn your continued business.

               On behalf of the entire team at USAA Investments, I appreciate the opportunity to serve you.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board



               THE PURCHASING MANAGERS' INDEX (PMI) IS A COMPOSITE INDEX COMPILED BY THE NATIONAL ASSOCIATION OF PURCHASING MANAGERS
               (NAPM) BASED ON SEASONALLY ADJUSTED INDEXES FOR FIVE ECONOMIC INDICATORS IN THE MANUFACTURING SECTOR: NEW ORDERS, PRODUCTION, SUPPLIER DELIVERIES, INVENTORIES, AND EMPLOYMENT.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW

USAA INCOME FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Maximum current income without undue risk to principal.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in income-producing securities.


--------------------------------------------------------------------------------
                                         7/31/01               7/31/00
--------------------------------------------------------------------------------
   Net Assets                        $1,510.0 Million      $1,273.3 Million
   Net Asset Value Per Share              $12.34                $11.60


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/01
--------------------------------------------------------------------------------
   1 YEAR                          5 YEARS                          10 YEARS
   13.86%                           8.34%                            8.35%
--------------------------------------------------------------------------------


               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW


                      CUMULATIVE PERFORMANCE COMPARISON
                      ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Income Fund, the Lehman Brothers Aggregate Bond Index, and the Lipper Corporate Debt Funds A-Rated Average for the period of 07/31/1991 through 07/31/2001. The data points from the graph are as follows:

               USAA INCOME         LEHMAN BROTHERS      LIPPER CORP. DEBT FUNDS
                  FUND          AGGREGATE BOND INDEX       A-RATED AVERAGE
               -----------      --------------------    -----------------------

07/31/91         $10,000              $10,000                  $10,000
01/31/92          10,856               10,803                   10,887
07/31/92          11,685               11,478                   11,645
01/31/93          12,271               11,988                   12,157
07/31/93          13,086               12,645                   12,955
01/31/94          13,322               13,084                   13,453
07/31/94          12,645               12,657                   12,824
01/31/95          12,932               12,781                   12,886
07/31/95          14,117               13,936                   14,103
01/31/96          15,679               14,947                   15,206
07/31/96          14,933               14,708                   14,838
01/31/97          15,854               15,434                   15,596
07/31/97          16,748               16,291                   16,510
01/31/98          17,783               17,090                   17,271
07/31/98          18,375               17,573                   17,724
01/31/99          19,206               18,469                   18,475
07/31/99          18,449               18,010                   17,868
01/31/00          18,370               18,128                   17,902
07/31/00          19,576               19,085                   18,659
01/31/01          21,209               20,634                   20,101
07/31/01          22,290               21,507                   20,968

DATA FROM 07/31/91 THROUGH 07/31/01.


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Income Fund to the broad-based Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt Funds A-Rated Average. The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the government/credit index, the mortgage-backed securities index, and the asset-backed securities index. The Lipper Corporate Debt Funds A-Rated Average is the average performance level of all corporate A-rated debt funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

MANAGER'S
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund

[Photograph of the Portfolio
Manager appears here.]        Margaret "Didi" Weinblatt, Ph.D., CFA

--------------------------------------------------------------------------------

HOW DID THE USAA INCOME FUND PERFORM?

               It's a pleasure to report on the USAA Income Fund for its fiscal year ending July 31, 2001. Your Fund returned 13.86% versus the Lipper Corporate Debt Funds A-Rated category average of 11.77% and the Lehman Brothers Aggregate Bond Index return of 12.69%. Lipper Analytical Services ranked the Fund 18 out of 178 funds in the Corporate Debt Funds A-Rated category for the one-year period ending July 31, 2001. Lipper rankings are based on total returns.

               Since January 2001, your Fund's regular monthly dividend per share has been 6.6 cents.




               LIPPER ANALYTICAL SERVICES RANKED THE FUND 2 OUT OF 117 FUNDS AND 7 OUT OF 44 FUNDS IN THE CORPORATE DEBT FUNDS A-RATED CATEGORY FOR THE FIVE- AND 10-YEAR PERIODS ENDING JULY 31, 2001, RESPECTIVELY.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO THE BOTTOM OF PAGE 8 FOR THE LIPPER AVERAGE AND LEHMAN BROTHERS INDEX DEFINITIONS.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund

WHAT MARKET CONDITIONS AFFECTED THE FUND DURING THE PERIOD?

               Slowing  economic  growth prompted the Federal Reserve Board (the
               Fed) to undertake one of the most aggressive cycles of monetary easing in its history. Between January and July, the Fed lowered interest rates by a total of 2.75% in six moves. In August the Fed reduced rates an additional 0.25%.

               Fed policy has the most effect on short-term yields, but the market determines long-term interest rates. For this reason, short-term rates declined substantially more than long-term rates during this period of Fed easing.

               The chart on page 11 shows the Treasury yield curve (the plot of yields versus maturities for Treasury bills, notes, and bonds) for the beginning and ending dates of our reporting period. On July 31, 2000, yields were relatively flat, with short-term yields higher than long-term yields, called an inverted yield curve. A year later, the yield curve regained its normal slope, with long-term yields higher than short-term yields. During the year, yields on long-term (30-year) Treasuries declined by 0.28%; yields on 10-year Treasuries declined by 1%; and yields on five-year Treasuries declined by 1.63%.

 ...CONTINUED
--------------------------------------------------------------------------------


                             HISTORICAL YIELD CURVE
                             ----------------------

A chart in the form of a line graph appears here, illustrating the yield curve for the period 07/31/2000 through 07/31/2001. The data points from the graph are as follows:

                 07/31/2000        07/31/2001        CHANGE
                 ----------        ----------        ------

3 month              6.19%             3.52%         -2.67%
6 month              6.35%             3.44%         -2.91%
1 year               6.04%             3.41%         -2.63%
2 year               6.28%             3.78%         -2.50%
5 year               6.14%             4.51%         -1.63%
10 year              6.04%             5.04%         -1.00%
30 year              5.78%             5.50%         -0.28%



               During such periods of yield curve reshaping, a large component of return is determined by the position of Fund investments along the yield curve. Because bond prices move inversely with yields, shorter-term securities outperformed longer-term securities during the period. Your Fund's performance was helped by its relatively underweight position in longer-term securities.

12

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund

WHAT WERE YOUR STRATEGIES FOR BUYING AND SELLING DURING THE PERIOD?

               As interest rates fell, mortgage-backed securities began to suffer from what is known as prepayment risk--the risk that the mortgagor (borrower) refinances the mortgage, exercising the option of paying it off. In a falling-rate environment, the mortgage holder is then forced to reinvest the proceeds at the available (lower) rates. At the same time, corporate bond spreads were relatively wide. So, we reduced our position in mortgage-backed securities and added to our position in intermediate-maturity corporate bonds. We also added a position in Treasury inflation-protected securities (TIPS). Both moves paid off. Investment-grade corporate bonds posted their best relative returns in almost a decade. And despite tame inflation, TIPS posted strong returns.

WHAT IS THE OUTLOOK?

               Usually a lag of six to 12 months exists between a Fed action and its effect on the economy. The monetary stimulus already in the pipeline, together with the fiscal stimuli of $1.35 trillion in tax cuts and lower energy prices, could set the stage for the continuation of the longest economic expansion in history. The current steep slope of the Treasury yield curve shown on the chart on page 11 indicates that the bond market expects stronger economic growth in the future.

 ...CONTINUED
--------------------------------------------------------------------------------

               To date, the consumer seems to be holding up well in the face of announced layoffs and slower economic growth. Consumer sentiment is an important indicator of economic well-being, because consumer spending is two-thirds of the nation's output. As of this writing, consumer sentiment seems to have stabilized. Although the U.S. economy may face a period of slower economic growth, it may be able to avoid an outright recession.

               Speaking for myself and our team of traders and analysts, it's a privilege to be given the opportunity to serve you. Thank you for your confidence and support.




                             10-YEAR TREASURY YIELDS
                             -----------------------

A chart in the form of a line graph appears here, illustrating the yields of 10-year Treasury securities for the period 07/31/2000 through 07/31/2001. The data points from the graph are as follows:

07/31/00          6.04%
08/15/00          5.80%
08/31/00          5.74%
09/15/00          5.84%
09/29/00          5.80%
10/16/00          5.75%
10/31/00          5.76%
11/15/00          5.71%
11/30/00          5.45%
12/15/00          5.18%
12/29/00          5.11%
01/15/01          5.25%
01/31/01          5.15%
02/15/01          5.19%
02/28/01          4.91%
03/15/01          4.81%
03/30/01          4.93%
04/16/01          5.29%
04/30/01          5.33%
05/15/01          5.49%
05/31/01          5.40%
06/15/01          5.24%
06/29/01          5.40%
07/16/01          5.18%
07/31/01          5.04%


               The graph illustrates the yields on 10-year Treasury securities during the last annual period.

14

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


      -----------------------------------------------------------------------
                                  TOP 10 SECURITIES
      -----------------------------------------------------------------------

                                           Coupon Rate %    % of Net Assets
                                          ---------------------------------
        GNMA                                      7.50%                9.0%

        GNMA                                      6.00                 7.9

        U.S. Treasury Bond                        5.25                 6.8

        GNMA                                      7.00                 6.7

        FNMA                                      6.50                 5.0

        GNMA                                      6.50                 4.9

        U.S. Treasury Inflation-Indexed Note      3.875                4.4

        FNMA                                      7.50                 3.4

        U.S. Treasury Inflation-Indexed Note      3.50                 2.1

        General Electric Capital Corp., MTN       7.25                 1.8

      -----------------------------------------------------------------------







YOU CAN FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 19-22.

SHAREHOLDER
--------------------------------------------------------------------------------
                                 Voting RESULTS

               On July 20, 2001, a special meeting of shareholders was held to vote on a number of proposals relating to USAA mutual funds. Shareholders of record on May 25, 2001, were entitled to vote on each proposal shown below. All proposals were approved by the shareholders.

               The following proposals and voting results pertain to one or more series within USAA Mutual Fund, Inc. (the Company). Votes shown for Proposal 1 are for the entire series of the Company. Votes shown for Proposals 2A through 2E and Proposal 4 are for the USAA Income Fund, a series of the Company.



PROPOSAL 1
--------------------------------------------------------------------------------

             Proposal to elect Directors as follows:


                                                                    VOTES
             DIRECTORS                        VOTES FOR             WITHHELD
             -------------------------------------------------------------------
             Robert G. Davis                  2,715,058,284         40,108,336

             Christopher W. Claus             2,715,058,925         40,107,695

             David G. Peebles                 2,715,058,926         40,107,694

             Michael F. Reimherr              2,715,058,891         40,107,729

             Richard A. Zucker                2,715,058,603         40,108,017

             Barbara B. Dreeben               2,715,058,252         40,108,368

             Robert L. Mason, Ph.D.           2,715,058,603         40,108,017

             Laura T. Starks, Ph.D.           2,715,058,582         40,108,038

16

 ...CONTINUED
--------------------------------------------------------------------------------
                                 Voting RESULTS

PROPOSAL 2A
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction regarding investments in a single issuer.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  83,212,582     4,744,876     1,168,729          521,956

PROPOSAL 2B
--------------------------------------------------------------------------------

               Proposal to approve the elimination of the investment restriction
               regarding  the  purchase  of   securities  of  other   investment
               companies.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  83,566,007     4,549,725     1,010,455          521,956

PROPOSAL 2C
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the issuance of senior securities.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  82,674,357     5,256,327     1,195,501          521,958

 ...CONTINUED
--------------------------------------------------------------------------------
PROPOSAL 2D

               Proposal to approve the amendment of the investment restriction regarding the purchase or sale of commodities.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  80,405,355     7,643,509     1,077,322          521,957

PROPOSAL 2E
--------------------------------------------------------------------------------

               Proposal to approve the amendment of the investment restriction regarding the purchase or sale of real estate.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  82,556,972     5,499,738     1,069,476          521,957

PROPOSAL 4
--------------------------------------------------------------------------------

               Proposal to approve a new advisory agreement with USAA Investment Management Company.

               NUMBER OF SHARES VOTING
               -----------------------------------------------------------------
                     FOR          AGAINST       ABSTAIN       BROKER NONVOTE
               -----------------------------------------------------------------
                  84,628,050     3,313,526     1,184,610          521,957

18

INDEPENDENT
--------------------------------------------------------------------------------
                                AUDITORS' Report

KPMG

THE SHAREHOLDERS AND BOARD OF DIRECTORS

               USAA INCOME FUND


               We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Income Fund, a series of the USAA Mutual Fund, Inc., as of July 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in Note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


               We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Income Fund as of July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP

               San Antonio, Texas
               September 7, 2001

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS

USAA INCOME FUND
JULY 31, 2001


PRINCIPAL                                                                           MARKET
   AMOUNT                                                COUPON                      VALUE
    (000)   SECURITY                                       RATE       MATURITY       (000)
-------------------------------------------------------------------------------------------
            CORPORATE OBLIGATIONS (36.5%)

$  20,000   Agrium, Inc., Debentures                       8.25%     2/15/2011    $ 20,968
    8,000   Associates Corp. of North America,
              Senior Notes                                 6.25     11/01/2008       8,143
   10,000   Bank One Corp., Subordinated Notes             7.88      8/01/2010      11,042
    5,000   Caliber Systems, Inc., Notes                   7.80      8/01/2006       5,316
   15,000   Calpine Canada Energy Finance, Senior Notes    8.50      5/01/2008      15,248
   25,000   Citigroup, Inc., Global Senior Notes           6.50      1/18/2011      25,575
   17,000   Clorox Co., Notes                              6.13      2/01/2011      17,020
    4,900   Consolidated Rail Corp., Debentures            9.75      6/15/2020       6,014
   15,000   DaimlerChrysler NA Holding, Global Debentures  8.00      6/15/2010      16,213
   15,000   First Union Corp., Subordinated Notes          7.50      7/15/2006      16,095
   20,000   FleetBoston, MTN                               6.38      4/15/2008      20,205
   20,000   Ford Motor Credit Co., Global Subordinated
              Notes                                        7.38      2/01/2011      21,030
   25,000   General Electric Capital Corp., MTN            7.25      5/03/2004      26,721
   20,000   Household Finance Corp., Notes                 7.25      5/15/2006      21,320
   10,000   Intermedia Communications, Inc., Senior Notes
              9.38%/11.25% 07/15/2002 b                    9.38      7/15/2007       9,912
   10,000   Intermedia Communications, Inc., Senior
              Subordinated Notes 8.71%/12.25%
              03/01/2004 b                                 8.71      3/01/2009       8,763
   15,000   Kellogg Co., Notes, Series B                   6.60      4/01/2011      15,144
   10,000   MBNA Corp., MTN                                6.75      3/15/2008       9,984
    5,000   MGM Grand, Inc., Senior Callable Bond          6.95      2/01/2005       5,069
   10,000   MGM Mirage Resorts Inc., Senior Notes          7.25     10/15/2006      10,170
   20,000   Ohio National Financial Services Inc.,
              Senior Notes a                               7.00      7/15/2011      20,252
   15,000   Pan Pacific Retail Properties, Inc., Notes     7.95      4/15/2011      14,942
   20,000   Phillips Petroleum Co., Notes                  8.75      5/25/2010      23,338
   15,000   Post Apartment Homes LP, Notes                 7.70     12/20/2010      15,740
   20,000   PSE&G Energy Holdings, Inc., Senior Notes a    8.63      2/15/2008      20,765
   16,400   Qwest Capital Funding, Inc., Notes a           7.00      8/03/2009      16,569
   20,000   Raytheon Co., Notes                            6.75      8/15/2007      19,902
   14,500   SBC Communications, Inc., Global Notes         6.25      3/15/2011      14,570
   15,000   ServiceMaster Co., Notes                       8.45      4/15/2005      15,528
    5,390   TriNet Corporate Realty Trust, Inc., Dealer
              Remarketed Securities                        6.75      3/01/2013       5,295
    5,000   TriNet Corporate Realty Trust, Inc., Notes     7.95      5/15/2006       4,849
    9,000   Verizon Global Funding Corp., Notes            7.25     12/01/2010       9,546
   15,000   Washington Mutual, Inc., Subordinated Notes    8.25      4/01/2010      16,671
   15,000   Waste Management Technologies, Inc., Notes     7.00     10/15/2006      15,350


20

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA INCOME FUND
JULY 31, 2001


PRINCIPAL                                                                           MARKET
   AMOUNT                                                COUPON                      VALUE
    (000)   SECURITY                                       RATE      MATURITY        (000)
-------------------------------------------------------------------------------------------
$  10,000   Waste Management, Inc., Senior Notes           7.38%     8/01/2010    $ 10,269
   20,000   WCG Note Trust/Corp., Inc., Senior Notes a     8.25      3/15/2004      20,161
   16,750   Yosemite Security Trust I, Bonds a             8.25     11/15/2004      17,484
-------------------------------------------------------------------------------------------
            Total corporate obligations (cost: $527,894)                           551,183
-------------------------------------------------------------------------------------------
            EURODOLLAR AND YANKEE OBLIGATIONS (1.7%)

   10,000   Province of Quebec, Debentures                 6.50      1/17/2006      10,413
   15,000   Province of Quebec, Global Debentures          7.00      1/30/2007      15,978
-------------------------------------------------------------------------------------------
            Total Eurodollar and Yankee obligations (cost: $24,270)                 26,391
-------------------------------------------------------------------------------------------
            U.S. GOVERNMENT & AGENCY ISSUES (51.4%)

            FEDERAL NATIONAL MORTGAGE ASSN. (8.9%)
   75,000   6.50%, 4/01/2031                                                         75,014
    7,043   7.00%, 10/01/2022-4/01/2023                                               7,223
   50,101   7.50%, 7/01/2030                                                         51,598
-------------------------------------------------------------------------------------------
                                                                                    133,835
-------------------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSN. (28.5%)
  120,653   6.00%, 8/15/2028-10/15/2028                                             119,372
   72,386   6.50%, 6/15/2023-5/15/2028                                               73,271
   98,966   7.00%, 5/15/2023-7/15/2029                                              101,826
  131,449   7.50%, 7/15/2023-8/15/2029                                              136,569
-------------------------------------------------------------------------------------------
                                                                                    431,038
-------------------------------------------------------------------------------------------
            U.S. TREASURY BONDS (6.8%)
  108,201   5.25%, 11/15/2028                                                      102,690
-------------------------------------------------------------------------------------------
            U.S. TREASURY INFLATION-INDEXED NOTES (6.5%)
   30,626   3.50%, 1/15/2011                                                        31,028
   63,919   3.875%, 1/15/2009                                                       66,536
-------------------------------------------------------------------------------------------
                                                                                    97,564
-------------------------------------------------------------------------------------------
            OTHER U.S. GOVERNMENT AGENCIES (0.7%)
   10,000   Tennessee Valley Auth., Global Note,
              Power Bond Series G                          7.125     5/01/2030      10,970
-------------------------------------------------------------------------------------------
            Total U.S. government & agency issues (cost: $763,423)                 776,097
-------------------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA INCOME FUND
JULY 31, 2001



                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            STOCKS (8.8%)

            COMMON (0.3%)
  230,000   Nationwide Health Properties, Inc. (cost: $2,359)         $    4,487
--------------------------------------------------------------------------------

            PREFERRED  (8.5%)
  483,800   Avalon Bay Communities, Inc., "C", 8.50%
              cumulative redeemable                                       12,289
  421,240   Avalon Bay Communities, Inc., "D", 8.00%
              cumulative redeemable                                       10,506
  444,526   Avalon Bay Communities, Inc., "G", 8.96%
              cumulative redeemable                                       11,264
  211,268   Duke-Weeks Realty Corp., Inc. depositary
              shares "A", 9.10% cumulative redeemable                      5,385
  332,655   Equity Office Properties Trust depositary
              shares "A", 8.98% cumulative redeemable                      8,599
   40,000   Equity Residential Properties Trust depositary
              shares "B", 9.125% cumulative redeemable                     1,070
  575,000   Equity Residential Properties Trust depositary
              shares "C", 9.125% cumulative redeemable                    15,381
  142,500   Equity Residential Properties Trust depositary
              shares "K", 8.29% cumulative redeemable                      7,000
  453,100   First Industrial Realty Trust, Inc. depositary
              shares "B", 8.75% cumulative redeemable                     11,350
  412,000   Gables Residential Trust "A", 8.30% cumulative redeemable     10,197
  250,000   Post Properties, Inc. "A", 8.50% cumulative redeemable        12,748
  338,500   Prologis Trust, Inc. "C", 8.54% cumulative redeemable         16,713
  200,000   Shurgard Storage Centers, Inc. "B", 8.80%
              cumulative redeemable                                        5,122
--------------------------------------------------------------------------------
            Total preferred stocks (cost: $127,277)                      127,624
--------------------------------------------------------------------------------
            Total stocks (cost: $129,636)                                132,111
--------------------------------------------------------------------------------

PRINCIPAL                                                                 MARKET
   AMOUNT                                                                  VALUE
    (000)   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENT (0.6%)

$   8,570   American General Corp., CP, 3.91%, 8/01/2001 (cost: $8,570)    8,570
--------------------------------------------------------------------------------

            TOTAL INVESTMENTS (cost: $1,453,793)                      $1,494,352
================================================================================

22

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS
                                 (continued)

USAA INCOME FUND
JULY 31, 2001


PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------
            U.S. Government                                              51.4%
            Real Estate Investment Trusts                                11.5
            Finance - Diversified                                         5.4
            Finance - Consumer                                            2.8
            Banks - Major Regional                                        2.7
            Telephones                                                    2.7
            Natural Gas Utilities                                         2.5
            Electric Utilities                                            2.4
            Foreign Government                                            1.7
            Waste Management                                              1.7
            Banks - Money Center                                          1.6
            Oil - Domestic Integrated                                     1.5
            Chemicals - Specialty                                         1.4
            Electronics - Defense                                         1.3
            Telecommunications - Long Distance                            1.2
            Automobiles                                                   1.1
            Household Products                                            1.1
            Savings & Loan Holding Co.                                    1.1
            Foods                                                         1.0
            Gaming, Lottery, & Pari-mutuel Companies                      1.0
            Services - Commercial & Consumer                              1.0
            Other                                                         0.9
                                                                       ------
            Total                                                        99.0%
                                                                       ======

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS

USAA INCOME FUND
JULY 31, 2001


GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentages of the investments to net assets.


SPECIFIC NOTES
--------------------------------------------------------------------------------

            (a)Security is not  registered  under the  Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.

            (b)Stepped  coupon note initially  issued in  zero-coupon  form that converts to coupon form at the specified rate and date. As of the end of this reporting period, the security is in zero-coupon form. Interest rates presented represent the zero-coupon effective yield at the date of purchase and the coupon rate after the conversion date.


PORTFOLIO DESCRIPTION ABBREVIATIONS
--------------------------------------------------------------------------------

             CP      Commercial Paper

             MTN     Medium-Term Note



             SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)

USAA INCOME FUND
JULY 31, 2001

ASSETS

   Investments in securities, at market value
      (identified cost of $1,453,793)                                $1,494,352
   Cash                                                                     830
   Receivables:
      Capital shares sold                                                   497
      Dividends and interest                                             15,738
                                                                     -----------
         Total assets                                                 1,511,417
                                                                     -----------
LIABILITIES

   Capital shares redeemed                                                  793
   USAA Investment Management Company                                       302
   USAA Transfer Agency Company                                             130
   Accounts payable and accrued expenses                                    180
                                                                     -----------
         Total liabilities                                                1,405
                                                                     -----------
            Net assets applicable to capital shares outstanding      $1,510,012
                                                                     ===========
REPRESENTED BY:

   Paid-in capital                                                   $1,499,322
   Accumulated undistributed net investment income                        1,456
   Accumulated net realized loss on investments                         (31,325)
   Net unrealized appreciation of investments                            40,559
                                                                     -----------
            Net assets applicable to capital shares outstanding      $1,510,012
                                                                     ===========
   Capital shares outstanding                                           122,389
                                                                     ===========
   Authorized shares of $.01 par value                                  270,000
                                                                     ===========
   Net asset value, redemption price, and offering price per share   $    12.34
                                                                     ===========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

25

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)

USAA INCOME FUND
YEAR ENDED JULY 31, 2001

NET INVESTMENT INCOME

   Income:
      Dividends                                                        $ 10,557
      Interest                                                           86,003
                                                                       --------
         Total income                                                    96,560
                                                                       --------
   Expenses:
      Management fees                                                     3,289
      Transfer agent's fees                                               1,655
      Custodian's fees                                                      197
      Postage                                                               216
      Shareholder reporting fees                                             87
      Directors' fees                                                         4
      Registration fees                                                     113
      Professional fees                                                      47
      Other                                                                  25
                                                                       --------
         Total expenses                                                   5,633
      Expenses paid indirectly                                              (10)
                                                                       --------
         Net expenses                                                     5,623
                                                                       --------
            Net investment income                                        90,937
                                                                       --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain                                                      1,751
   Change in net unrealized appreciation/depreciation                    84,742
                                                                       --------
            Net realized and unrealized gain                             86,493
                                                                       --------
Increase in net assets resulting from operations                       $177,430
                                                                       ========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)

USAA INCOME FUND
YEARS ENDED JULY 31,

                                                              2001         2000
                                                       ------------------------
FROM OPERATIONS

   Net investment income                                $   90,937   $   89,425
   Net realized gain (loss) on investments                   1,751      (32,061)
   Change in net unrealized appreciation/depreciation
      of investments                                        84,742       16,788
                                                        -----------------------
      Increase in net assets resulting from operations     177,430       74,152
                                                        -----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                   (93,215)     (85,949)
                                                        -----------------------
   Net realized gains                                            -       (3,306)
                                                        -----------------------
FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                               246,010      142,642
   Reinvested dividends                                     72,670       70,219
   Cost of shares redeemed                                (166,164)    (339,874)
                                                        -----------------------
      Increase (decrease) in net assets from
         capital share transactions                        152,516     (127,013)
                                                        -----------------------
Net increase (decrease) in net assets                      236,731     (142,116)

NET ASSETS

   Beginning of period                                   1,273,281    1,415,397
                                                        -----------------------
   End of period                                        $1,510,012   $1,273,281
                                                        =======================
Accumulated undistributed net investment income:
   End of period                                        $    1,456   $    3,472
                                                        =======================
CHANGE IN SHARES OUTSTANDING

   Shares sold                                              20,369       12,364
   Shares issued for dividends reinvested                    6,065        6,124
   Shares redeemed                                         (13,847)     (29,634)
                                                        ------------------------
      Increase (decrease) in shares outstanding             12,587      (11,146)
                                                        ========================

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements

USAA INCOME FUND
JULY 31, 2001


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------

          USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this annual report pertains only to the USAA Income Fund (the Fund). The Fund's investment objective is maximum current income without undue risk to principal.

            A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

               1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Company's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

               2. Portfolio  securities,   except  as  otherwise  noted,  traded
                  primarily on a domestic securities exchange are valued at the last sales price on that exchange.

28

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA INCOME FUND
JULY 31, 2001


               3. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

               4. Securities  purchased  with  maturities of 60 days or less are stated at amortized cost, which approximates market value.

               5. Securities  that  cannot be valued  by the  methods  set forth above and all other assets are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Company's Board of Directors.

            B. FEDERAL  TAXES  -  The  Fund's  policy  is  to  comply  with  the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise  tax  provision  is  required.  As  a  result  of  certain differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to increase paid-in capital by $1,306,000, decrease accumulated undistributed net investment income by $1,264,000, and increase accumulated net realized loss on investments by $42,000.

            C. INVESTMENTS IN SECURITIES - Security  transactions  are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA INCOME FUND
JULY 31, 2001


            D. EXPENSES PAID  INDIRECTLY - The Fund's  custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the year ended July 31, 2001, custodian fee offset arrangements reduced expenses by $10,000.

            E. USE OF ESTIMATES - The  preparation  of financial  statements  in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million--$400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Prior to January 10, 2001, the Fund had two agreements with CAPCO--$250 million committed and $500 million uncommitted.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding bor-

30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA INCOME FUND
JULY 31, 2001


          rowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 2001.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income are made monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $31,325,000, which will expire between 2008 and 2009. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2001, were $745,336,000 and $585,023,000, respectively.

          The cost of securities for federal income tax purposes was $1,452,487,000. Gross unrealized appreciation and depreciation of investments as of July 31, 2001, for federal income tax purposes were $46,521,000 and $4,656,000, respectively.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA INCOME FUND
JULY 31, 2001


(5) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

            A. MANAGEMENT FEES - The Manager  carries out the Fund's  investment policies and manages the Fund's portfolio. The Fund's management fees are accrued daily and paid monthly at an annual rate 0.24% of its average net assets.

               Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative to the performance of the Lipper A Rated Bond Funds Index. The base fee for the Fund will be computed and paid as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until, by July 31, 2004, the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

               The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years).



               THE LIPPER A RATED BOND FUNDS INDEX TRACKS THE TOTAL RETURN PERFORMANCE OF THE 30 LARGEST FUNDS WITHIN THE LIPPER CORPORATE DEBT FUNDS A RATED CATEGORY.

32

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA INCOME FUND
JULY 31, 2001


               The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:


       OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX(1)           AS A % OF THE FUND'S AVERAGE NET ASSETS
       ----------------------------------------------------------------------
       +/-   0.20% to 0.50%           +/-  0.04%
       +/-   0.51% to 1.00%           +/-  0.05%
       +/-   1.01% and greater        +/-  0.06%

       (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

            B. ADMINISTRATIVE  AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, effective August 1, 2001, the Manager will receive a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets. Prior to August 1, 2001, the Manager performed these services; however, no separate fee was charged.

            C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company,  d/b/a USAA
               Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge per shareholder account plus out-of-pocket expenses. For the year ended July 31, 2001, the annual charge per account was $28.50. Effective August 1, 2001, the annual charge per account is $25.50.

            D. UNDERWRITING   SERVICES   -  The   Manager   provides   exclusive
               underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

33

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA INCOME FUND
JULY 31, 2001


(6) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.


(7) NEW ACCOUNTING PRONOUNCEMENT
--------------------------------------------------------------------------------

          In November 2000, the American Institute of Certified Public Accountants issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premiums and discounts on all debt securities and to classify as interest income any paydown gains or losses realized on mortgage-backed and asset-backed securities. The Fund elected to adopt this accounting principle effective August 1, 2000. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended July 31, 2001, interest income increased by $923,000, net realized loss on investments increased by $161,000, and the change in net unrealized appreciation/depreciation of investments decreased by $762,000. In addition, the Fund recorded an adjustment to increase the cost of securities and increase accumulated undistributed net investment income by $1,526,000 to reflect the cumulative effect of this change in principle up to the date of adoption.

34

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA INCOME FUND
JULY 31, 2001


(8) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:


                                                    YEAR ENDED JULY 31,
                            ----------------------------------------------------------------------
                               2001           2000           1999            1998           1997
                            ----------------------------------------------------------------------
Net asset value at
   beginning of period      $    11.60     $    11.70     $    12.88     $    12.54     $    11.97
Net investment income              .80 a          .78            .80            .85            .83
Net realized and
   unrealized gain (loss)          .76 a         (.10)          (.72)           .33            .57
Distributions from net
   investment income              (.82)          (.75)          (.80)          (.84)          (.83)
Distributions of realized
   capital gains                     -           (.03)          (.46)             -              -
                            ----------------------------------------------------------------------
Net asset value at
   end of period            $    12.34         $11.60     $    11.70     $    12.88     $    12.54
                            ======================================================================
Total return (%)*                13.86           6.11            .40           9.72          12.15
Net assets at
   end of period (000)      $1,510,012     $1,273,281     $1,415,397     $1,751,574     $1,662,981
Ratio of expenses to
   average net assets (%)          .41 b          .42            .38            .38            .39
Ratio of net investment
   income to average
   net assets (%)                 6.63 a         6.78           6.31           6.62           6.76
Portfolio turnover (%)           43.39          24.68          54.02          47.35          57.50


 * Assumes reinvestment of all dividend income and capital gain distributions during the period.

(a) Without the adoption of the change in amortization  method discussed in Note
    7, New Accounting Pronouncement, those amounts would have been:
        Net investment income                                    $.79
        Net realized and unrealized gain                         $.77
        Ratio of net investment income to average net assets     6.57%
(b) Reflects total expenses prior to any custodian fee offset arrangement.


NOTES
--------------------------------------------------------------------------------

                   DIRECTORS   Robert G. Davis, CHAIRMAN OF THE BOARD
                               Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                               Barbara B. Dreeben
                               Robert L. Mason, Ph.D.
                               David G. Peebles
                               Michael F. Reimherr
                               Laura T. Starks, Ph.D.
                               Richard A. Zucker

         INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER   9800 Fredericksburg Road
             AND DISTRIBUTOR   San Antonio, Texas 78288

              TRANSFER AGENT   USAA Shareholder Account Services
                               9800 Fredericksburg Road
                               San Antonio, Texas 78288

               LEGAL COUNSEL   Goodwin Procter LLP
                               Exchange Place
                               Boston, Massachusetts 02109

                   CUSTODIAN   State Street Bank and Trust Company
                               P.O. Box 1713
                               Boston, Massachusetts 02105

        INDEPENDENT AUDITORS   KPMG LLP
                               112 East Pecan, Suite 2400
                               San Antonio, Texas 78205

                   TELEPHONE   Call toll free - Central Time
            ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
                               Saturday, 8:30 a.m. to 5 p.m.
                               Sunday, 11:30 a.m. to 8 p.m.

              FOR ADDITIONAL   1-800-531-8181, (in San Antonio) 456-7200
           INFORMATION ABOUT   For account servicing, exchanges,
                MUTUAL FUNDS   or redemptions
                               1-800-531-8448, (in San Antonio) 456-7202

             RECORDED MUTUAL   24-hour service (from any phone)
           FUND PRICE QUOTES   1-800-531-8066, (in San Antonio) 498-8066

                 MUTUAL FUND   (from touch-tone phones only)
           USAA TOUCHLINE(R)   For account balance, last transaction, fund
                               prices, or to exchange or redeem fund shares
                               1-800-531-8777, (in San Antonio) 498-8777

             INTERNET ACCESS   USAA.COM


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




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